U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                    ---------
                                 CURRENT REPORT


PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934


                                 JUNE 15, 2000
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                    0-28118
                             ----------------------
                             COMMISSION FILE NUMBER


                             UNIONBANCAL CORPORATION
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   CALIFORNIA
                                   ----------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                   94-1234979
                              ---------------------
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                              400 California Street
                          San Francisco, CA 94104-1476
                               Tel. (415) 765-2969
                  --------------------------------------------
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)


                                      NONE
                        --------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

On June 15, 2000, UnionBanCal Corporation issued a press release concerning estimated operating earnings for second quarter 2000, a copy of which is included as Exhibit 99.1.

This press release includes forward-looking statements that involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government regulations, and economic conditions and competition in geographic and business areas in which the Corporation conducts its operations. For additional information regarding UnionBanCal Corporation, including a discussion of related risk factors, please refer to the Corporation's public filings with the Securities and Exchange Commission which are available by calling (415) 765-2969 or online at http://www.sec.gov.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

Exhibit No.          Description of Exhibit
-----------          ----------------------

   99.1 Text of press release dated June 15, 2000 with respect to revising operating earnings estimate for second quarter 2000

                            SIGNATURES
                            ==========

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  UNIONBANCAL CORPORATION
                                       (Registrant)



DATED:  June 16, 2000         BY:  /s/ DAVID I. MATSON
                                  --------------------------
                                       David I. Matson
                                       Executive Vice President and
                                       Chief Financial Officer